American Beacon Small Cap Value Fund

Supplement dated December 2, 2024 to the

Summary Prospectus,

dated March 1, 2024, as previously amended or supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the American Beacon Funds has approved a change to the non-fundamental policy of the American Beacon Small Cap Value Fund (the “Fund”) with respect to the Fund’s investment of at least 80% of its net assets (plus the amount of any borrowings for investment purposes), effective March 1, 2025. The policy of the Fund is being revised to state that equity securities must be considered by the Fund to have value characteristics to satisfy the 80% policy. Therefore, effective March 1, 2025, the following changes are made to the Fund’s Summary Prospectus:

I.	American Beacon Small Cap Value Fund

A.	On page 2 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Small Cap Value Fund - Principal Investment Strategies,” this section is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies that the Fund considers to have value characteristics.

The Fund considers small market capitalization companies to be those with market capitalizations within the market capitalization range of the companies in the Russell 2000® Index at the time of investment. As of September 30, 2024, the Russell 2000® Index consisted of companies with market capitalizations of $8.7 million to $47.4 billion. The Fund considers a company to be a U.S. company if:

•	the company is incorporated in the United States;
•	the company’s security is primarily listed for trading in a United States market;
•	the company is headquartered in the United States; or
•	the company has at least half of its assets or derives at least half of its revenues in the United States.

The Fund considers a company to have value characteristics if it has one or more of the following characteristics (relative to the Russell 2000® Index):

•	below-average price to earnings ratio,
•	below-average price to book value ratio,
•	below-average price to cash flow ratio, or
•	below-average price to sales ratio.

The Fund may also invest in mid-capitalization and micro-capitalization companies. The Fund’s investments principally include common stocks (including dividend-paying stocks) and real estate investment trusts (“REITs”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. Except for Brandywine Global Investment Management, LLC (“Brandywine Global”), each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company’s tangible assets, sustainability of its cash flows, capital intensity and financial leverage.

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Brandywine Global employs a primarily quantitative strategy that focuses on buying stocks deemed to be less expensive based on price to earnings ratio or price to book value ratio and that have positive price momentum.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the Financials sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. The Fund may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Each sub-advisor’s investment processes incorporate the sub-advisor’s environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments for which an ESG score is available or it is feasible to calculate an ESG score. Accordingly, a small portion of the securities in the portions of the Fund managed by Brandywine Global Investment Management, LLC, DePrince, Race & Zollo, Inc., and Newton Investment Management North America, LLC may not receive an ESG score and the sub-advisors may not consider ESG analysis. In addition, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by a sub-advisor. Furthermore, the sub-advisors do not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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